Exhibit 99.1

Enliven Therapeutics Appoints Kristine Ball to Board of Directors Ahead of Planned Phase 3 Trial Initiation this Year

Accomplished biopharmaceutical executive with extensive experience in corporate strategy, finance and commercial readiness

Enliven continues preparation for late-stage development and commercialization, as it plans to initiate the pivotal Phase 3 trial of relcobatinib before year-end

BURLINGAME, Calif., Oct. 14, 2026 /PRNewswire/ — Enliven Therapeutics, Inc. (Enliven or the Company) (Nasdaq: ELVN), a clinical-stage biopharmaceutical company focused on the discovery and development of small molecule therapeutics, today announced the appointment of Kristine Ball to its Board of Directors, effective immediately. Ms. Ball brings more than 20 years of executive experience across clinical-stage and commercial-stage biopharmaceutical companies.

“We are pleased to welcome Kristine Ball to our Board,” said Rick Fair, Chief Executive Officer of Enliven. “Her experience helping companies transition from clinical development to commercial operations will bring valuable perspective as we prepare to initiate our pivotal Phase 3 trial of relcobatinib before year-end and plan for commercialization. We look forward to her contributions as we work to deliver a differentiated treatment option for people living with chronic myeloid leukemia and create long-term value for our shareholders.”

“Having seen the impact of CML on a member of my family, I feel a personal connection to Enliven’s mission of helping people with CML not only live longer, but live better,” said Ms. Ball. “I’m excited to contribute as the Company navigates this transition and prepares for potential commercialization. I look forward to working with the Board and leadership team to help advance relcobatinib through pivotal development and prepare Enliven for its next stage of growth.”

Ms. Ball brings extensive executive leadership and financial expertise in the biotechnology industry. Her experience spans corporate strategy, financing, commercial readiness and corporate governance. She has served as Chief Executive Officer of Antiva Biosciences; Chief Executive Officer of Soteria Biotherapeutics; Senior Vice President of Corporate Strategy and Chief Financial Officer of Menlo Therapeutics; and Senior Vice President and Chief Financial Officer of Relypsa, where she helped guide the company’s transition from clinical development to commercial operations. Additionally, she serves on the Board of Directors of Oruka Therapeutics, where she chairs the Audit Committee. She previously served on the boards of Atreca and Forty Seven. Ms. Ball earned a Bachelor of Science from Babson College.

Following its recent announcement of FDA alignment on the final design of ENABLE-2, Enliven remains focused on initiating the pivotal Phase 3 trial of relcobatinib (ELVN-001) in patients with previously treated chronic myeloid leukemia (CML) before year-end 2026.

About Enliven Therapeutics

Enliven is a clinical-stage biopharmaceutical company focused on the discovery and development of small molecule therapeutics to help people not only live longer, but live better. Enliven aims to address existing and emerging unmet needs with a precision medicine approach that improves survival and enhances overall well-being. Enliven’s discovery process combines deep insights into clinically validated biological targets and differentiated chemistry to design potentially first-in-class or best-in-class therapies. Enliven is based in Burlingame, California. To learn more, visit www.enliventherapeutics.com and connect with us on LinkedIn and X.

Forward-Looking Statements

This press release contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning Enliven and other matters that involve substantial risks and uncertainties. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations and financial condition, or otherwise, based on current beliefs of Enliven’s management, as well as assumptions made by, and information currently available to, Enliven’s management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Statements that are not historical facts are forward-looking statements. Forward-looking statements in this press release include, but are not limited to: statements regarding the potential of, and plans regarding, market opportunities, commercial readiness, potential commercialization, and expectations regarding relcobatinib (ELVN-001); statements regarding the potential differentiated attributes and therapeutic benefit of relcobatinib; the continued conduct, design and future clinical evaluation of relcobatinib, including the planned ENABLE-2 Phase 3 trial and the potential timing of initiation of ENABLE-2; expectations regarding the Company’s growth, transition to late-stage development and commercialization, and the creation of long-term shareholder value; and statements by Enliven’s Chief Executive Officer and a member of Enliven’s Board of Directors. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various risks and uncertainties, including, without limitation the limited operating history of Enliven; relcobatinib failing to demonstrate sufficient safety, efficacy, tolerability, durability, differentiated attributes or therapeutic benefit in current or future clinical trials; delays or difficulties in recruiting, enrolling or maintaining patients in relcobatinib clinical trials; the risks of delays in completing the ongoing ENABLE trial or initiating ENABLE-2; Enliven failing to complete the ongoing ENABLE trial, to initiate ENABLE-2 or to advance relcobatinib through clinical development; regulatory authorities disagreeing with Enliven’s clinical trial design, endpoints or interpretation of data, or requiring additional studies or diagnostics; developments relating to Enliven’s competitors and industry which may affect the development or potential market opportunity for relcobatinib; and the potential inability of Enliven to obtain regulatory approval for, or ultimately commercialize or license, relcobatinib or other product candidates; Enliven’s limited resources; Enliven’s limited experience as a company in designing and conducting clinical trials; Enliven’s lack of commercialization expertise; the ability to attract, hire, and retain highly skilled executive officers and employees; the ability of Enliven to protect its intellectual property and proprietary technologies; the scope of any patent protection Enliven obtains or the loss of any of Enliven’s patent protection; reliance on third parties, including medical institutions, contract manufacturing organizations, contract research organizations and strategic partners; geopolitical developments, general market or macroeconomic conditions; Enliven’s ability to obtain additional capital to fund Enliven’s general corporate activities and to fund Enliven’s research and development; and other risks and uncertainties more fully described in Enliven’s filings with the

Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in Enliven’s Annual and Quarterly Reports on Form 10-K and Form 10-Q filed with the SEC and in Enliven’s future SEC filings. Except as required by applicable law, Enliven undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

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